AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT 1. CONTRACT ID CODE IPAGE OF PAGES I 1 I 3 2. AMENDMENT/MODIFICATION NUMBER 3. EFFECTIVE DATE 4. REQUISITION/PURCHASE REQUISITION NUMBER 5. PROJECT NUMBER (If applicable) 91003120F0328P00053 DEC 15, 2023 EDOFSA-24-000189 6. ISSUED BY CODE l'"ClA_Al'n 7. ADMINISTERED BY (If other than Item 6) CODE I FSA-FS2 US Department of Education United States Department of Education FSA - Acquisitions, 830 First St NE - Suite 91 F3 Federal Student Aid/Mission Support Group Washington DC 20202 830 First St NE - Suite 91F3 Eddie Lowe (202) 377-3714 Eddie.Lowe@ed.gov Washington DC 20202 8. NAME AND ADDRESS OF CONTRACTOR (Number, street, county, State and ZIP Coda) (X) 9A. AMENDMENT OF SOLICITATION NUMBER NELNET SERVICING, LLC 121 S. 13TH STREET SUITE 201 LINCOLN NE 68508 CODE 00030812 UEI: MNXKQ62J7AE8 Cage Code: 5JZQ5 I FACILITY CODE ,.............. □ 9B. DATED (SEE ITEM 11) 10A. MODIFICATION OF CONTRACT/ORDER NUMBER ED-FSA-09-D-00 13/91003120F0328 10B. DATED (SEE ITEM 13) DEC 16, 2019 11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS D The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers D is extended. D is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing items 8 and 15, and returning _____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified. 12. ACCOUNTING AND APPROPRIATION DATA (If required) Modification Amount: $3,092,661.00 See Schedule Modification Obligated Amount: $3,092,661.00 13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NUMBER AS DESCRIBED IN ITEM 14. CHECK ONE A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NUMBER □ IN ITEM 10A. □ B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b). C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR 52.212-4 (c)- Contract Terms and Conditions - Commercial Items (Mar 2009)- TAILORED □ D. OTHER (Specify type of modification and authority) E. IMPORTANT: Contractor D is not � is required to sign this document and return copies to the issuing office. 14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.) See Attachment Page Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect. 15A. NAME AND TITLE OF SIGNER (Type or print) 16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Eddie Lowe, Contracting Officer 15B. CONTRACTOR/OFFEROR 15C. DATE SIGNED (Signature of person authorized to sign) Previous edition unusable (202) 377-3714 Eddie.Lowe@ed.gov 16B. UNITED STATES OF AMERICA (Signature of Contracting Officer) 16C. DATE SIGNED DEC 14, 2023 STANDARD FORM 30 (REV. 11/2016) Prescribed by GSA FAR (48 CFR) 53.243 EDDIE LOWE Digitally signed by EDDIE LOWE Date: 2023.12.14 16:16:31 -05'00'

Attachment Page The purpose of this modification is to do the following: 1. Add CUN 5000 -which incorporates Option Period V with a Period of Performance from December 15, 2023, through February 29, 2024. 2. Add funding in the amount of $3,092,661.00 and exercise Option Period V accordingly. The obligated value has increased by $3,092,661.00 from $73,152,998.62 to $76,245,659.62. All other terms and conditions remain unchanged. PAGE 2 OF 3 ED-FSA-09-D-0013/91003120F0328P00053

SCHEDULE Continued ITEM NO. SUPPLIES/SERVICES QUANTITY UNIT UNIT PRICE AMOUNT Contracting Officer: Eddie Lowe, (202) 377-3714, Eddie.Lowe@ed.gov Primary Contracting Officer Representative: Patrice Washington, (202) 377-3845, Patrice.Washington@ed.gov Alternate Contracting Officer Representative(s): Andre Barbosa, 202-377-3332, Andre.Barbosa@ed.gov Property Administrator Point of Contact: None Primary Technical Point of Contact: None Alternate Technical Point(s) of Contact: None (New Line Item) Budget Initiative: Servicing Option Period V - Total and Permanent Disability (TPD) 5000 To provide funding for Total Permanent Disability (TPD) 1.00 SE 3,092,661.00 3,092,661.00 servicing. Period of Performance (12/15/23 - 2/29/24) Accounting and Appropriation Data: 0202M2024.B.2024.EN400000.6V4.2521A.AD2.000. 0000.000000 $3,092,661.00 PR NUMBER: EDOFSA-24-000189 Pricing Option: Firm-Fixed-Price PAGE 3 OF 3 ED-FSA-09-D-0013/91003120F0328P00053